Two Harbors Investment Corp. Analyst & Investor Day New York Stock Exchange October 10, 2012

July Hugen, Investor Relations 2 Agenda Time Schedule 10:45 a.m. ET Registration 11:05 a.m. ET Opening Remarks 11:10 a.m. ET Ivy Zelman Guest Speaker 11:50 a.m. ET Luncheon 12:30 p.m. ET Thomas Siering Executive Overview 12:45 p.m. ET William Roth Market & Portfolio Update 1:25 p.m. ET Brad Farrell Financial Review 1:35 p.m. ET Q & A 1:55 p.m. ET Closing Remarks 2:00 p.m. ET Adjourn

3 Safe Harbor Statement This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the inability to acquire mortgage loans or securitize the mortgage loans we acquire, the inability to acquire residential real properties at attractive prices or lease such properties on a profitable basis, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Forward-Looking Statements

Market Landscape 4 Ivy Zelman Zelman & Associates  Leading authority on the housing industry.  Founded Zelman & Associates in 2007, focused on extensive macro and company-specific research, including coverage of 34 individual stocks.  Former Managing Director at Credit Suisse in homebuilding-related equity research.  Institutional Investors’ All-America Research Team for 12 consecutive years including eight number one rankings.  Six first-place rankings in Greenwich Associates’ Institutional Research Services.  Number one earnings estimator among over 3,300 security analysts by Forbes Magazine for 3 consecutive years.  Frequently quoted in the Wall Street Journal and New York Times, as well as guest authority on CNBC.  Ranked 14th in Builder Magazine’s Power Broker List of the 50 most influential people in homebuilding in 2005 and 2006 along with George W. Bush and Alan Greenspan. Guest Speaker

Executive Overview 5 Tom Siering President & Chief Executive Officer  President & Chief Executive Officer since inception in 2009.  Partner of Pine River Capital Management since 2006.  Previously a partner at EBF & Associates leading the Value Investment Group.  Former portfolio manager specializing in distressed, credit and value strategies for Merced Partners, LP and Tamarack International Limited.  Founding member of the Financial Markets Department at Cargill, Incorporated.  Bachelor of Business Administration with a major in Finance from the University of Iowa. Executive Overview

Compelling Market Drivers 6  The U.S. government has indicated its intent to reduce its involvement in the RMBS market and banks are adjusting their portfolios due to new regulatory framework for capital and liquidity requirements.  Private capital, such as mortgage REITs, is essential to fill the void in housing and mortgage sectors. Reducing the role of the GSEs should be universally popular as it mitigates credit exposure for the taxpayer.  It will take many years to address all the issues surrounding housing finance.  The Fed is the largest buyer in the mortgage market today.  Policy considerations are increasingly important to the performance of the market.  The Federal Reserve’s commitment to continue to keep short-term interest rates low provides funding visibility. Executive Overview We have the opportunity to serve as a permanent source of capital to the mortgage sector.

RMBS Investment Universe  Flexibility as a hybrid REIT to take advantage of opportunities in both Agency and non-Agency sectors. Hybrid Mortgage REIT  Residential mortgage-backed securities (RMBS)  Residential mortgage loans  Residential real properties  Other financial assets Mission  To be recognized as the industry-leading hybrid mortgage REIT. Objectives  Optimize shareholder value.  Provide attractive risk-adjusted returns. Mission-Based Strategy 7 Executive Overview

Two Harbors Today 8 Executive Overview (1) As of October 5, 2012.  Largest hybrid mortgage REIT focused on investing in residential mortgage-backed securities.  Total RMBS portfolio of over $15 billion.  $3.4 billion market capitalization1. – Completed eight stock offerings raising approximately $2.5 billion.  Talented and deep bench in Minnesota and New York. – Mortgage team at Pine River provides research and analytics.  Robust operational and risk management platform to generate sustainable growth.  Best-in-class disclosure and governance.  Of the 33 million outstanding warrants, approximately 16 million have been exercised for proceeds of $175 million.  Purchased roughly 1,670 single-family residential properties as of the end of September 2012.

Talented and Deep Bench 9 Executive Overview Legal team navigates changing legal backdrop and ensures strong governance practices. Accounting and Tax teams focus on robust financial reporting and disclosure. Investor Relations team provides best-in-class transparency, disclosure and investor reporting. Experienced RMBS investment team focused on cross-sector, relative- value approach. Business Diversification informs unique ideas for value creation. A solid foundation for managing business operations and risk. Real-time risk analysis and investment committee oversight.

Building a Strong Franchise 10 Executive Overview 2009 Inception October 29, 2009 2012 Market capitalization surpasses $3 billion 2010 Market capitalization reaches $400 million 2011 Market capitalization surpasses $1 billion Initial investments aggregating $488 million Listing transferred to NYSE Share repurchase program announced Proposed contribution of single-family rental properties to Silver Bay Realty Trust Total portfolio approximately $15b Lowered expense ratio Increased liquidity in TWO shares Source: Bloomberg $0.1 $0.1 $0.2 $0.2 $0.4 $0.7 $1.0 $1.2 $1.3 $2.2 $2.2 $3.4 $0.1 $0.6 $1.1 $1.6 $2.1 $2.6 $3.1 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 M ar k e t C ap (in bi l)

Delivering Total Return 11 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through October 8, 2012. Total stockholder return is defined as capital gains on stock price including dividends. Source: Bloomberg. (2) Two Harbors’ total stockholder return is calculated for the period December 31, 2011 through October 8, 2012. Source: Bloomberg. (3) “Hybrid mREITs” represent the average total stockholder return of CIM, IVR and MFA calculated for the period October 29, 2009 through October 8, 2012. Source: Bloomberg and TWO’s estimates. (4) Peers group includes: IVR, MFA, CIM, NLY, HTS, CMO, ANH, AGNC and CYS (5) “SPXT” represents S&P 500 Total Return Index (SPXT: IND) for the period October 29, 2009 through October 8, 2012. Source: Bloomberg.  Total stockholder return since inception of 95%1.  Total YTD stockholder return of 46%2. Executive Overview 95% 50% 58% 45% TWO Hybrid mREITs 3 Peers4 SPXT5 -15% 5% 25% 45% 65% 85% Oct-09 Feb-10 Jun-10 Oct-10 Feb-11 Jun-11 Oct-11 Feb-12 Jun-12

Dividend History 12 Dividends1 (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the quarter.  Our primary goal is to provide returns through dividend distributions.  Stockholders with us from inception have received $4.50 per share. Executive Overview $0.40 $0.40 $0.40 $0.40 $0.40 $0.36 14.9% 18.1% 17.3% 15.8% 15.4% 12.3% 0.0% 5.0% 10.0% 15.0% 20.0% $- $0.10 $0.20 $0.30 $0.40 $0.50 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2012 Dividend per Share ($) Dividend Yield (%)

 Focus on maintaining book value stability, as healthy book value is critical to dividend generation over time.  Goal is to increase book value through opportunistic capital allocation and security selection.  During the third quarter, our book value per share rose substantially, to well north of $11.00. Book Value History 13 Book Value per Share $9.08 $9.38 $8.70 $9.24 $9.44 $9.90 $9.73 $9.30 $9.03 $9.67 $9.94 $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Book Value per diluted share Executive Overview

Positioned for Continued Performance 14  Established track record of delivering exceptional results and shareholder returns.  Flexible hybrid structure to opportunistically invest in Agency and non-Agency securities.  Disciplined investment and effective hedging strategies to manage risk.  Robust operational foundation to support our business.  Business diversification strategy to leverage opportunity and create shareholder value.  Demonstrated commitment to exemplary financial stewardship, corporate governance and transparency. Executive Overview

15 Portfolio Update Portfolio Update Bill Roth Co-Chief Investment Officer  Co-Chief Investment Officer since October 2009.  Partner of Pine River Capital Management.  Three decades of experience in the mortgage securities market.  Managing Director at Citigroup overseeing a proprietary trading book focusing on mortgage and asset-backed securities.  Salomon/Citi New York Mortgage Sales Department; managed Chicago Financial Institutions Sales Group.  M.B.A. from the University of Chicago Graduate School of Business and a B.S. in Finance and Economics from Miami University.

16 U.S. Financial and Mortgage Market $ 10.2 Trillion Non-Agency RMBS $1.0 Agency RMBS $5.5 Unsecuritized 1st Lien Loans $2.9 Unsecuritized 2nd Lien Loans $0.8 Residential sector represents an extremely large asset class. Unsecuritized Product $3.7T Securitized product $6.5T U.S. Mortgage Market Source: Amherst Securities Group LP, World Federation of Exchange, and estimates of Two Harbors and its external manager, PRCM Advisers LLC. $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Municipals U.S. Corp/High Yield U.S. Treasuries U.S. Housing Market U.S. Equities Financial Markets $ Trillions $20.5 $10.5 $3.7 $8.5 $17.6

17 Agency Market Overview FNMA $2.6 GMNA $1.3 FHLMC $1.6 Agency Market1 Agency Ownership2 $ 5.5 Trillion (1) Source: Amherst Securities Group LP. Data presented as of June 2012. (2) Source: Nomura Securities, public company filings and estimates of Two Harbors and its external manager, PRCM Advisers LLC. The government is highly involved in the mortgage market. Portfolio Update Federal Reserve + Treasury GSE’s and State/Local Government Banks + S/Ls + Credit Unions Overseas Investors Domestic Money Managers Mortgage REITs 1% 2% 2% 2% 3% 5% 6% 31% 37% 35% 16% 19% 22% 22% 13% 16% 16% 14% 13% 12% 11% 26% 21% 22% 22% 25% 28% 29% 29% 24% 24% 23% 18% 16% 15% 0% 0% 1% 23% 22% 17% 17% 0% 20% 40% 60% 80% 100% 2006 2007 2008 2009 2010 2011 H2-2012

$ 1.0 Trillion 18 Non-Agency Market Overview Non-Agency Market1 Non-Agency Mortgages Outstanding2 Non-Agency supply is decreasing as a result of legacy pay downs and minimal new originations. Portfolio Update $ Trillions Historic Projected $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 October 1, 2012 $1.0 Alt-A $0.3 Sub-Prime $0.3 Prime $0.3 Option ARM $0.1 (1) Source: Amherst Securities Group LP. Data presented as of June 2012. (2) Source: Estimates of Two Harbors and its external manager, PRCM Advisers LLC. Non-Agency mortgages outstanding presented as of October 2012.

19 Market Update Macroeconomic Non-Agency RMBS Agency RMBS  QE3 announcement on September 13th. Open-ended MBS purchases of an additional $40 billion per month, totaling ~$70 billion per month.  Federal Reserve’s commitment to keep target federal funds rate low until mid-2015.  Housing market appears to be stabilizing. Market is firm at the lower price end.  Agency spreads have tightened.  HARP is working.  Prepayment speeds on generic paper is expected to remain fast.  Guarantee fees (g-fees) have increased, including state-level fees.  Credit-sensitive assets have rallied.  Loan performance of underlying collateral continues to improve.  Loss-adjusted yields continue to be attractive relative to other asset classes. Portfolio Update

20 Current Market Trends 10-Year Treasuries vs. Current Coupon Yield1 1 Month Forward LIBOR Rates2 2-Year vs. 10-Year Treasury Spread3 Housing Stabilization4 (1) Source: Bloomberg. (2) Source: Intex. (3) Source: Bloomberg. (4) Sources: J.P. Morgan Home Price Monitor, CoreLogic, Case-Shiller Fiserv and FHFA. Portfolio Update 0.2% 0.6% 0% 1% 2% 3% 4% 5% Oct-12 Apr-13 Oct-13 Apr-14 Oct-14 Apr-15 1.8% 0% 1% 2% 3% 4% 5% 6% 7% Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 1.6% 4.4% 5.7% MTGEFNCL 10-Year Treasuries 16.3% 0.5% 10.1% 3.7% 16.7% 3.3% -20% -10% 0% 10% 20% Jan-05 Jul-06 Jan-08 Jul-09 Jan-11 S&P Case-Shiller 2 FHFA CoreLogic -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 -0.1% 1.5% 20Yr Average 1.5%

21 Agency Spreads Are Tighter Sources: The Yield Book and RBS. 50 100 150 200 250 300 350 Sep-06 Mar-07 Sep-07 Mar-08 Sep-08 Mar-09 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Ba si s P o int s FN Current Coupon - 5/10Yr U.S. Treasury Yield 05-07 "Pre-Crisis" Average QE1 03/25/09- 10/29/09 Tsy $0.1T MBS $1.3T Agency $0.2T QE1 Announcement 03/18/09 QE2 Announcement 11/3/10 QE2 11/12/10- 6/30/11 Tsy $1.3T QE3 Announcement 9/13/12 MBS additional $0.4T per month open ended Fannie Mae Current Coupon – 5/10Yr U.S. Treasury Yield 75 100 125 150 175 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Ba si s P o int s

22 HARP is Working Portfolio Update Larger servicers are aggressively pursuing HARP. Speeds are consistently elevated compared to pre-HARP. HARP Speeds by Servicer1 HARP Scorecard2 Source: J.P Morgan. (1) Aggregate speeds observed on Gold 30-year ’06-’08 vintage 5.95%+ WAC loans by current servicer over the past year, based on Freddie loan level data. (2) Average 1-month CPR Q4’11 used as a baseline, compared to observed speeds for April to August 2012 for Fannie and Freddie 30-year 5.5%-6.5% coupons. FMNA 5.5 6.0 6.5 Pre-HARP 2.0 Baseline (October to December 2011) 26.7 23.3 21.3 HARP 2.0 Online April 2012 34.4 31.6 27.1 May 2012 39.6 36.2 32.0 June 2012 39.9 37.2 32.9 July 2012 40.4 38.3 33.6 August 2012 42.7 38.8 33.7 3 Mo Avg. vs. Baseline 14.3 14.8 12.1

12% -5% 5% 15% 25% 35% 45% 55% May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 FN 30Yr Generic 2008 4.5 FN 30Yr MHA 2010 4.5 FN 30Yr LLB 2010 4.5 23 Generics Remain Fast Speeds on generics are expected to remain fast in comparison to prepayment protected pools. Portfolio Update LLB and MHA Pools vs. Generics Source: J.P. Morgan and eMBS. Data presented as of October 5, 2012. 52% 12%

24 Specified Pool Payups vs. TBA LLB MLB M125 HLB M175 10Y Tsy Yield (R.) - 20.0 40.0 60.0 80.0 100.0 120.0 01/01/12 02/01/12 03/01/12 04/01/12 05/01/12 06/01/12 07/01/12 08/01/12 09/01/12 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 LLB MLB M125 HLB M175 10Y Tsy Yield (R.) Payups for prepayment protected pools have increased during the year. Portfolio Update Pa y u p s 10 Y e a r T re a su rie s FNMA 30 Year 4.0s Specified Pool Payups Average Payups Source: J.P Morgan. (1) LLB represents securities collateralized by loans of less than or equal to $85K. (2) MLB represents securities collateralized by loans of less than or equal to $110K. (3) M125 represents securities collateralized by loans of less than or equal to $125K. (4) HLB represents securities collateralized by loans of less than or equal to $150K. (5) M175 represents securities collateralized by loans of less than or equal to $175K. 1 2 3 4 1 5

25 Prepayment Protected Pools Offer Value Portfolio Update Coupon Generic LLB1 Payup LLB1 Price MHA 80 Payup MHA 80 Price 4.0 $107.81 $3.75 $111.56 $2.07 $109.88 4.5 $108.31 $4.78 $113.09 $2.85 $111.16 Coupon Generic Yield LLB1 Yield MHA 80 Yield 4.0 0.3% 2.1% 2.0% 4.5 0.5% 2.2% 2.1% Coupon Generic OAS2 LLB OAS1,2 MHA 80 OAS2 4.0 (53) bps 34 bps 45 bps 4.5 (30) bps 51 bps 67 bps Source: Barclays. Data presented as of October 2, 2012. (1) LLB represents securities collateralized by loans of less than or equal to $85K. (2) OAS represents option adjusted spread.

26 Credit Rally in 2012 Portfolio Update Credit-sensitive assets rally with mortgage-backed securities outperforming. ABX vs. High Yield $70 $75 $80 $85 $90 $95 $100 $105 $110 $25 $30 $35 $40 $45 $50 $55 $60 $65 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Jun-12 ABX 06-2 AAA High Yield Generic 5-Yr Source: Bloomberg. A B X High Y ie ld

27 Non-Agency Delinquencies Delinquencies have stabilized with notable improvement in Sub-Prime. Source: Loan Performance. 60+ Day Delinquencies 48% 41% 40% 44% 48% 52% Sep-09 May-10 Jan-11 Sep-11 May-12 Sub-Prime Delinquencies 12% 25% 41% 41% 0% 10% 20% 30% 40% 50% 60% Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Prime Alt-A Option ARM Sub-Prime

Non-Agencies Remain Attractive Portfolio Update 28 Market Yields Estimates as of September 28, 2012 Source: Estimates of Two Harbors and its external manager, PRCM Advisers LLC. Market data presented as of September 28, 2012. (1) Returns on high yield and investment grade bonds are calculated before taking into consideration potential losses. 3.00-6.00% 4.00-5.00% 2.00-3.00% 2.00-3.00% 1.00-2.00% 0.50-1.75% 1.00-1.50% 0.75-1.00% 0% 2% 4% 6% Non-Agency RMBS High Yield Corp Investment Grade Corp Municipal Agency RMBS U.S. Treasury Asset-Backed Security Agency Debt

29 Portfolio Overview  Attractive returns with moderate leverage in 6.0x - 7.0x range.  Intense focus on prepayment stability intended to provide for sustainable yields.  Stable cash flows make interest rate hedging more effective.  Portfolio’s implied or explicit prepayment protection of 97%. Agency Strategy RMBS Portfolio Agency 82% Non-Agency 18% Aggregate Portfolio: $11.0B As of June 30, 2012 Post-July 2012 Deployment Aggregate Portfolio: Over $15.0B Asset Allocation (%): Agency Mid-80s/Non-Agency Mid-Teens Capital Allocation (%): Agency Mid-50s/Non-Agency Mid-30s Residential Real Properties 7%  Attractive loss-adjusted yields. Leverage in 1.0x - 1.5x range.  Focus on deeply discounted bonds.  Improving underlying loan performance: Declining delinquencies, relatively stable housing prices and servicers’ actions benefit bond holders.  Potential benefit from policy actions and housing recovery over time. Non-Agency Strategy Portfolio Update

30 Agency Portfolio Agency RMBS Portfolio Prepayment Protected Securities7 Two Harbors’ CPR vs. Cohorts8 16.6% 13.7% 18.4% 24.2% 23.4% 23.5% 17.6% 13.1% 18.1% 25.3% 25.1% 25.4% 11.9% 9.0% 11.7% 16.3% 17.7% 17.2% 6.3% 5.0% 5.0% 5.6% 5.2% 5.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Fannie Mae (%) Freddie Mac (%) Ginne Mae (%) TWO (%) 92% 94% 96% 97% 97% 97% 0% 20% 40% 60% 80% 100% Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Prepayment Protected Securities (%) Agency Portfolio: $9.0B As of June 30, 2012 Portfolio Update Prepayment Protected Securities Other Other Low Loan Balance Pools2 11% Low FICO6 4% Post-2006 Premium & IO 3% Prepayment Protected 6% Seasoned5 7% HECM4 17% High LTV (MHA)3 21% $85K Max Pools1 31% (1) Securities collateralized by loans of less than or equal to $85K. (2) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (3) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio. These loans are largely held by borrowers who have refinanced through HARP. (4) Home Equity Conversion Mortgage loans (or “HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (5) Securities collateralized by loans reflecting less prepayment risk due to previously experienced high levels of refinancing. (6) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation’s, or FICO, scoring model. (7) Prepayment protected securities represent the percentage of Agency RMBS securities with either implicit and explicit prepayment protection as a percentage of Two Harbors’ Agency RMBS Portfolio. (8) Source: eMBS.

TWO Prepayment Protected Securities

Portfolio Update

Agency Portfolio

As of September 30, 2012

	Market Value	($B)	% of Agency Portfolio	Dominant Age Type	Dominant Prepay Type[1]
30-Year Fixed	$	9.0	70%	New	LLB, MLB & MHA
15-Year Fixed		0.5	4%	New & Seasoned	LLB
	$	9.5	74%		
HECM	$	1.9	15%	New	HECM
Hybrid ARMs		0.2	2%	Seasoned & Super Seasoned	Seasoned & Super Seasoned
Other-Fixed		0.7	5%	Seasoned	Prepayment Lockout
IOs and IIOs		0.5	4%	Seasoned & Super Seasoned	Mixture
Total	$	12.8			

Source: Estimates of Two Harbors and its external manager, PRCM Advisers LLC. Data presented as of September 30, 2012.

(1) LLB represents securities collateralized by loans of less than or equal to $85K. MLB represents securities collateralized by loans of less than or equal to $110K. MHA represent securities collateralized by loans with greater than or equal to 80% loan-to-value ratio. These loans are largely held by borrowers who have refinanced through HARP. Home Equity Conversion Mortgage loans (or "HECM") are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. Prepayment lockout securities represent the percentage of Agency RMBS securities with explicit prepayment protection.

TWO HARBORS

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32 Non-Agency Portfolio Sub-Prime Exposure Sub-Prime Cohort 12-Month Perfect Pay1 26% 84% 0% 20% 40% 60% 80% 100% Q1-2010 Q3-2010 Q1-2011 Q3-2011 Q1-2012 Prime Alt-A POA Non-Agency Portfolio Non-Agency Portfolio: $2.0B As of June 30, 2012 Portfolio Update 28% 35% 25% 27% 29% 31% 33% 35% 37% Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 12-Month Perfect Pay Option-ARM 11% Alt-A 4% Prime 1% Sub-Prime 84% Sub-Prime (1) Source: Loan Performance.

33 State Performance HPA Analysis by State Case Shiller by Tier Portfolio Update Los Angeles Sequential Change San Francisco Sequential Change 1.75% 1.09% 1.14% 1.33% 2.46% 2.19% 1.11% 1.94% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Low Medium High Aggregate Low Medium High Aggregate Source: Core Logic and Case Schiller. Hardest hit states are showing indications of housing recovery. Lower tiers displaying signs of improvement. 145 158 131 147 110 120 130 140 150 160 170 Jan-10 May-10 Sep-10 Jan-11 May-11 Sep-11 Jan-12 May-12 Sep-12 National California Arizona Florida

Non-Agency Discount Bond Example

Portfolio Update

Discount Sub-Prime Senior Bond – HEAT 2006-3 2A4

Represents actual bond held in Two Harbors' portfolio as of the filing date of this presentation. Collateral summary and yield analysis scenarios represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. Actual results may differ materially.



Senior Bonds
Sub Bonds
A1 & A2
- Paid off -
A3
39.7%-100%
$19M Current Face
0.6 Yr WAL[1]
A4
39.7%-100%
$71M Current Face
7 Yr WAL[1]
SUBORDINATED BONDS
Absorbs the first 39.7% of losses, after depletion of ongoing excess spread (currently 4.0%).

Security Info

- Pays sequentially after the A3 is fully paid, expected to be in early 2014.
- Receives protection from credit losses from the subordinate bonds and ongoing excess interest.
- Pays a coupon of LIBOR + 0.31%.
- Wells Fargo & SPS as servicers.

Collateral Summary

- Vintages: 2005 - 68%; 2006 - 32%.
- 60+ days delinquent: 34%.
- "Clean" & "Almost Clean"[2]: 29%.
- Severities running in the high 60s.
- MTM LTVs[3]: "Clean" = 102%.
  Delinquent = 111%.
  "12mo LIQ"[4] = 115%.

Yield Analysis[5]

- Market price at 9/14/12: $75.5.

	Strong Recovery	Flat	Severe Downturn
Loss-adjusted yields	**7.8%**	**7.3%**	**6.7%**
Total defaults	64%	66%	69%
Average severity	68%	73%	78%
Prospective deal losses	44%	48%	54%
Bond recovery	100%	100%	100%

(1) "WAL" is defined as weighted average life.
(2) "Clean" is defined as a borrower who has never missed a payment. "Almost Clean" is defined as a borrower who is current and has never been delinquent more than three times for a period greater than 30 days or delinquent one time for a period greater than 60 days.
(3) MTM LTV stands for mark-to-market loan-to-value.
(4) 12mo LIQ represents mark-to-market loan-to-value of loans liquated in the last twelve months.
(5) Strong recovery, flat and severe downturn models assume a 15% increase, no change and a 15% decrease in housing prices over two years.

TWO HARBORS

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Delinquencies and MTM LTVs 35 Represents actual bond held in Two Harbors’ portfolio as of the filing date of this presentation. Collateral summary and yield analysis scenarios represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. Actual results may differ materially. Underlying performance has improved over time. Discount Sub-Prime Senior Bond – HEAT 2006-3 2A4 60+ Day Delinquencies MTM LTV1 Source: Loan Performance and Bloomberg. (1) Represents average MTM LTV. “MTM LTV” means mark-to-market loan-to-value ratio. “Delinquent” refers to loans in which the borrower is over 30 days late on his mortgage payment. 46% 34% 30% 35% 40% 45% Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 101% 103% 115% 112% 126% 115% 100% 110% 120% 130% Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Clean Delinquent Liquidated in the Past 12 Months

$63.2 $75.5 $50 $55 $60 $65 $70 $75 $80 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Credit Enhancement and Market Price 36 Represents actual bond held in Two Harbors’ portfolio as of the filing date of this presentation. Collateral summary and yield analysis scenarios represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. Discount Sub-Prime Senior Bond – HEAT 2006-3 2A4 Market Price Portfolio Update Source: Loan Performance and Bloomberg. 40% 30% 34% 38% 42% 46% 50% $- $20 $40 $60 $80 $100 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 C re d it E n h a n c eme n t O ut st a n d ing Ba la n c e 2A3 Outstanding Balance Credit Enhancement Credit Enhancement Purchased bond on April 15, 2011 at $62.4

37 Hedging Interest Rate Exposure Is Key Portfolio Update Interest rates can move quickly during rising rate environments. Source: Bloomberg. 3.00% 3.75% 4.20% 6.24% 7.70% 5.50% 2% 3% 4% 5% 6% 7% 8% Jan-93 Apr-93 Jul-93 Oct-93 Jan-94 Apr-94 Jul-94 Oct-94 2 Year U.S. Treasuries (%) Fed Funds Policy Target Rate (%) February to May 1994

Protecting Book Value  Objective of protecting book value in a rising interest rate environment.  Multifaceted hedging approach, including swaps, swaptions and interest-only bonds.  Daily monitoring of interest rate exposures. TWO Risk Management Report Excerpt Hedging Strategy Portfolio Update Strategy $ Millions Up 200 Basis Points Up 100 Basis Points No Change Down 50 Basis Points Down 100 Basis Points Total Agency $ (726.4) $ (353.9) $ 120.3 $ 190.7 Agency Pools --- --- HECM Pools --- --- etc. --- --- --- --- NonMtge --- --- Swap --- Swaption $ 245.1 $ 86.7 $ (21.1) $ (38.4) etc. --- --- --- --- Grand Total --- --- --- --- Sensitivity to Interest Rate Movements As of July 31, 2012 (2.8%) (2.2%) 1.2% 2.6% (15%) (10%) (5%) – 5% + 200 Basis Points + 100 Basis Points -100 Basis Points -50 Basis Points Impact to Book Value As of July 31, 2012 38 Note: The information on this slide is presented for illustrative purposes. Estimates as of July 31, 2012.  Stable Agency cash flows limit extension risk.  Negative convexity of Agency RMBS calls for options as part of an effective hedging strategy.  Swaptions mute the effect of higher rates. ($372.5) $158.4

39 Attractive Returns With Lower Risk Attractive & Comparable Dividend Yield1… … With Lower Leverage2… … Less Interest Rate Exposure 3 … … And Less Prepayment Risk 4 3.7x 6.6x 4.3x 7.3x – 2x 4x 6x 8x 5.0% 11.4% 5.6% 17.5% 5.2% 15.9% 5.6% 15.9% – 5% 10% 15% 20% 15.4% 13.6% – 5% 10% 15% 20% Note: All peer financial data on this slide based on available June 30, 2012 financial information as filed with the SEC. Peers include AGNC, ANH, ARR, CIM, CMO, CYS, HTS, IVR, MFA and NLY. (1) Reported second quarter 2012 dividend annualized, divided by closing share price as of June 30, 2012. Dividend data based on peer company press releases. (2) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. Q2-2012, Q1-2012 and Q4-2011 data not available for CIM; utilizes Q3-2011 data for comparative purposes. (3) Represents estimated percentage change in equity value for +100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CYS and CMO. Q2-2012, Q1-2012 and Q4-2011 data not available for CIM; utilizes Q3-2011 data for comparative purposes. (4) Represents the constant prepayment rate, or CPR, on the Agency RMBS portfolios. Q2-2012, Q1-2012 and Q4-2011 data not available for CIM; utilizes Q3-2011 data for comparative purposes. Q2-2012 TWO Q2-2012 Peer Median TWO Peer Median Superior asset selection and risk management drive returns while taking on less risk. Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Peer Median TWO Q1-2012 Q2-2012 Q1-2012 Q2-2012 (2.3%) (6.2%) (2.3%) (3.6%) (0.9%) (13.6%) (3.1%) (7.5%) (15%) (10%) (5%) – TWO Peer Weighted Average Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2011 Q4-2011 Q1-2012 Q2-2012 TWO Q3-2012 dividend of 12.3% compared to Peer Median of 11.9%.

Financial Review 40  Chief Financial Officer and Treasurer since January 2012.  Previously, Brad was the Financial Controller for Two Harbors.  Career focused on overseeing financial management, reporting and business analysis for public financial service companies.  Prior, Vice President and Executive Director of External Reporting for GMAC ResCap, a diversified real estate company, responsible for its public filing and bank holding company reporting initiatives.  B.S.B.A. from Drake University; Certified Public Accountant (inactive). Brad Farrell Chief Financial Officer

Financial Stewardship 41  Mitigate financial and counterparty risks.  Maintain compliant accounting standards and controls.  Achieve reporting transparency through robust disclosure.  Oversee financial planning and expense management.  Comply with REIT status and 1940 Act requirements.  Deliver considerations for dividend declaration. Financial Review

Financing Profile 42  Long duration and laddered repo maturities.  Daily margin and excess liquidity management.  Stress tests for shifts in market value and advance rates. Financing Repurchase Agreements: RMBS and Agency Derivatives2 June 30, 2012 Amount ($M) Percent (%) Within 30 days $3,168 33% 30 to 59 days 2,326 25% 60 to 89 days 1,692 18% 90 to 119 days 730 8% 120 to 364 days 1,391 15% One year and over 129 1% $9,436 (1) As of June 30, 2012. (2) Does not include repurchase agreements collateralized by U.S. Treasuries of $1.0 billion and mortgage loans held-for-sale of $4.8 million as of June 30, 2012.  As of June 30, 2012, we had 23 repo counterparties providing $9.4 billion of financing.  Expansion of financing counterparties to support company growth focused on diversification and credit quality of counterparty. Counterparties vs. Total Debt Financial Review 6 15 20 23 5 7 9 11 13 15 17 19 21 23 25 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2009 2010 2011 2012 C o u n te rp a rt y T o ta l D e bt ( bi l) RMBS Debt Number of Counterparties 1

43 Financing Profile  Quantity and quality of counterparties is meaningful to our RMBS financing profile.  Broad diversification in our Agency counterparties supports portfolio growth and provides a mean to manage both available capacity and counterparty risk.  The vast majority of our non-Agency repo is held with counterparties with a CDS spread of 50 to 200. Diverse Agency Counterparties High-Quality non-Agency Counterparties Data presented as of August 31, 2012. 14.7% 13.5% 8.3% 7.9% 6.8% 6.5% 6.4% 5.7% 4.5% 4.4% 3.7% 3.5% 3.3% 2.9% 2.1% 2.0% 1.6% 1.1% 1.0% 0.1% 79% 18% 3% Financial Review CDS Spread 50 to 200 CDS Spread 201 to 250 CDS Spread 250+

44 Counterparty Risk Management  Our counterparty risk management focus allows us to proactively address market and company specific events.  Team focused solely on counterparty risk management across Pine River and Two Harbors.  Dashboards (as illustrated below) across key metrics evaluate the health and solvency of our counterparties.  Robust credit quality reviews of potential counterparties.  Extensive legal review and negotiations of contractual arrangements.  Approximately 60% of our Agency repo is with counterparties based in North America and 64% of our non- Agency repo is with counterparties based in North America. Data presented as of August 31, 2012. (1) Represents Credit Risk View of the counterparty: Scale of 1 (Top Tier) to 3 (Lowest Tier). (2) Represents risk appetite to trade with the counterparty. (3) Per the Financial Stability Board’s (FSB) initial list of 29 global SIFI’s. Financial Review Cr dit Ti r 1 Traffic Light 2 Systemically Important 3 Tier 1 Ratio 5 yr CDS 7/31/12 5 yr CDS 8/31/12 1 Yes 14.7% 100 100 Aa3 Neg A+ Neg 2 Yes 13.8% 244 223 Baa2 Neg A- Neg 3 Yes 11.9% 280 267 A2 Neg A Stable Credit Rating Moody's Outlook S&P Outlook

Core vs. GAAP EPS 45 Operating Performance (In millions, except for per share amounts) Core Earnings Realized Gains Unrealized MTM Q2-2012 Financials Interest income $105.9 $ - $ - $105.9 Interest expense 15.5 - - 15.5 Net interest income 90.4 - - 90.4 Net other-than-temporary impairment losses - - (4.5) (4.5) Gain (loss) on investment securities, net - 0.7 1.1 1.8 Loss on interest rate swap and swaptions1 (7.7) (7.2) (46.1) (61.0) Gain (loss) on other derivative instruments2 3.7 (24.1) 12.8 (7.6) Other income (expense) 0.1 (0.1) 0.1 0.1 Total other loss (3.9) (30.7) (32.1) (66.7) Management fees & other operating expenses 11.8 - - 11.8 Net income (loss) before income taxes 74.7 (30.7) (36.6) 7.4 Income tax benefit 1.4 10.1 5.1 16.6 Net income (loss) 76.1 (20.6) (31.5) 24.0 Other Comprehensive Income – Unrealized gain on available for sale securities, net - - 117.6 117.6 Comprehensive income (loss) $76.1 ($20.6) $86.1 $141.6 Financial Review A A B Inverse IO 7.6 CDS (3.9) Total 3.7 C (1) Second quarter 2012 loss on interest rate swap agreements of $6.9 million includes $0.7 million in interest costs for swaps associated with U.S. Treasuries. (2) Core Earnings includes $3.9 million of net premium amortization on credit default swaps for the second quarter of 2012.

Operating Expense Management 46  Downward trend in expense ratio (as a percentage of average equity) driven by economies of scale and thoughtful expense management.  Future run-rate trend expected to be relatively flat:  Many of our expenses are related to portfolio size, such as data services and brokerage fees.  Expenses allocated to support new business opportunities in prime jumbo and other initiatives which can ultimately drive shareholder return. Operating Expenses vs. Average Equity 1 Financial Review O p e ra ti ng E x p e n se s (m il ) % of A ve ra g e E q uit y 3.2% 2.2% 2.0% 1.9% 1.3% 1.1% 0.9% 1.0% 0.8% 0.8% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Operating Expenses by Quarter % of Average Equity (1) As of June 30, 2012.

Dividend Distribution 47 Dividend vs. Book Value per Diluted Share 1 Financial Review “We are pleased to deliver another strong dividend to our stockholders this quarter. The dividend is based on our evaluation of current market conditions. We continue to believe that the housing and mortgage sectors offer attractive investment opportunities and that we will continue to generate strong total returns for our stockholders.” – Tom Siering, September 12, 2012 Dividend distribution is a function of several factors including core earnings, taxable income, book value and market conditions. Dividend vs. Taxable Earnings $4 $37 $177 $4 $34 $166 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2009 2010 2011 Taxable Income Dividend $0.36 $0.33 $0.39 $0.40 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $8.00 $8.20 $8.40 $8.60 $8.80 $9.00 $9.20 $9.40 $9.60 $9.80 $10.00 $10.20 Div id e n d B o o k V a lu e p e r Di lut e d S h a re Book Value per diluted share Dividend T a x a b le I n c o m e a n d D iv id e n d s (m il ) Indicates Capital Raise2 (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the quarter. Data presented as of June 30, 2012. (2) Core Earnings were negatively impacted in periods of capital raises.

Question and Answer 48 Tom Siering, President and Chief Executive Officer Bill Roth, Co-Chief Investment Officer Brad Farrell, Chief Financial Officer

Key Takeaways 49 Closing Comments  Industry leading hybrid mortgage REIT.  Highly experienced investment team.  Flexible and opportunistic investment approach.  Strong foundation in place for future growth – deep and talented bench, best-in-class infrastructure, risk management systems, and hedging strategies.  Proven ability to leverage expertise and talent to capitalize on new and emerging mortgage market trends.  Established track record of delivering exceptional results and strong returns.  Track record of exemplary financial stewardship, corporate governance and transparency. Delivering Exceptional Results and Advancing Strategic Initiatives

50 For further information, please contact: Contact Information Anh Huynh Investor Relations Two Harbors Investment Corp. 212.364.3221 Anh.Huynh@twoharborsinvestment.com July Hugen Investor Relations Two Harbors Investment Corp. 612.629.2514 July.Hugen@twoharborsinvestment.com